Exhibit 99.77Q3

Registrant Name: American Century Capital Portfolios, Inc.
File Number 811-07820
Registrant CIK Number: 0000908186

The electronic format for filing FORM N-SAR does not provide adequate space for responding fully to Items 15, 72DD, 73A, 74U and 74V. The complete answers are as follows:

Item 15

Custodian:                                          Sub-Custodian:
J.P. Morgan Chase & Company                        See Attachment A

                              Attachment A
a.Foreign Subcustodians:

Country                                                                  Foreign Subcustodian


ARGENTINA                HSBC Bank Argentina S.A.                        HSBC Bank Argentina S.A.
                         Florida 201, 7th Floor                          Buenos Aires
                         1005 Buenos Aires
                         ARGENTINA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
AUSTRALIA                JPMorgan Chase Bank**                           Australia and New Zealand Banking Group Ltd.
                         Level 37                                        Melbourne
                         AAP Center 259, George Street
                         Sydney NSW 2000
                         AUSTRALIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
AUSTRIA                  Bank Austria Creditanstalt AG                   J.P. Morgan AG
                         Julius Tandler Platz - 3                        Frankfurt
                         A-1090 Vienna
                         AUSTRIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BAHRAIN                  HSBC Bank Middle East Limited                   National Bank of Bahrain
                         PO Box 57                                       Manama
                         Manama, 304
                         BAHRAIN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BANGLADESH               Standard Chartered Bank                         Standard Chartered Bank
                         18-20 Motijheel C.A                             Dhaka
                         Box 536
                         Dhaka-1000
                         BANGLADESH
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BELGIUM                  Fortis Bank (Nederland) N.V.                    J.P. Morgan AG
                         Rokin 55                                        Frankfurt
                         1012KK Amsterdam
                         THE NETHERLANDS
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BERMUDA                  The Bank of Bermuda Limited                     The Bank of Bermuda Limited
                         6 Front Street                                  Hamilton
                         Hamilton HMDX
                         BERMUDA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BOTSWANA                 Barclays Bank of Botswana Limited               Barclays Bank of Botswana Limited
                         Barclays House, Khama Crescent                  Gaborone
                         Gaborone
                         BOTSWANA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BRAZIL                   Citibank, N.A.                                  Citibank, N.A.
                         Avenida Paulista, 1111                          Sao Paulo
                         Sao Paulo, SP 01311-920
                         BRAZIL
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BULGARIA                 ING Bank N.V.                                   ING Bank N.V.
                         Sofia Branch                                    Sofia
                         12 Emil Bersinski Street
                         Ivan Vazov Region
                         1408 Sofia
                         BULGARIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CANADA                   Canadian Imperial Bank of Commerce              Royal Bank of Canada
                         Commerce Court West                             Toronto
                         Security Level
                         Toronto, Ontario M5L 1G9
                         CANADA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         Royal Bank of Canada                            Royal Bank of Canada
                         200 Bay Street, Suite 1500                      Toronto
                         15th Floor
                         Royal Bank Plaza, North Tower
                         Toronto Ontario M5J 2J5
                         CANADA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHILE                    Citibank, N.A.                                  Citibank, N.A
                         Av. Andres Bello 2687 5th Floor                 Santiago
                         Las Condes
                         Santiago
                         CHILE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHINA - SHANGHAI         The Hongkong and Shanghai Banking               JPMorgan Chase Bank
                         Corporation Limited                             New York (for B-Share Market)
                         35/F, HSBC Tower
                         101 Yin Cheng East Road                         The Hongkong and Shanghai Banking
                         Pudong                                          Corporation Limited
                         Shanghai 200120                                 Shanghai (for A-Share Market)
                         THE PEOPLE'S REPUBLIC OF CHINA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHINA - SHENZHEN         The Hongkong and Shanghai Banking               JPMorgan Chase Bank
                         Corporation Limited                             Hong Kong (for B-Share Market)
                         35/F, HSBC Tower
                         101 Yin Cheng East Road                         The Hongkong and Shanghai Banking
                         Pudong                                          Corporation Limited
                         Shanghai 200120                                 Shanghai (for A-Share Market)
                         THE PEOPLE'S REPUBLIC OF CHINA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
COLOMBIA                 Cititrust Colombia S.A.                         Cititrust Colombia S.A. Sociedad Fiduciaria
                         Sociedad Fiduciaria                             Santa Fe de Bogota
                         Carrera 9a No 99-02
                         First Floor
                         Santa Fe de Bogota, D.C.
                         COLOMBIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CROATIA                  Privredna banka Zagreb d.d.                     Privredna banka Zagreb d.d.
                         Savska c.28                                     Zagreb
                         10000 Zagreb
                         CROATIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CYPRUS                   The Cyprus Popular Bank Ltd.                    The Cyprus Popular Bank Ltd.
                         154 Limassol Avenue                             Nicosia
                         P.O. Box 22032 CY-1598 Nicosia CYPRUS
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CZECH REPUBLIC           HVB Bank Czech Republic a.s.                    Ceskoslovenska obchodni banka, a.s.
                         Revolucni 7                                     Prague
                         110 05 Prague 1
                                 CZECH REPUBLIC
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
DENMARK                  Danske Bank A/S                                 Nordea Bank Danmark A/S
                         2-12 Holmens Kanal                              Copenhagen
                         DK 1092 Copenhagen K
                         DENMARK
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
EGYPT                    Citibank, N.A.                                  Citibank, N.A.
                         4 Ahmed Pasha Street                            Cairo
                         Garden City
                         Cairo
                         EGYPT
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ESTONIA                  Hansabank                                       Esti Uhispank
                         Liivalaia 8                                     Tallinn
                         EE0001 Tallinn
                         ESTONIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
FINLAND                  Nordea Bank Finland Plc                         J.P. Morgan AG
                         2598 Custody Services                           Frankfurt
                         Aleksis Kiven Katu 3-5
                         FIN-00020 MERITA, Helsinki
                         FINLAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
FRANCE                   BNP Paribas Securities Services S.A.            J.P. Morgan AG
                         Ref 256                                         Frankfurt
                         BP 141
                         3, Rue D'Antin
                         75078 Paris
                         Cedex 02
                         FRANCE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         Societe Generale                                J.P. Morgan AG
                         50 Boulevard Haussman                           Frankfurt
                         75009 Paris
                         FRANCE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GERMANY                  Dresdner Bank AG                                J.P. Morgan AG
                         Juergen-Ponto-Platz 1                           Frankfurt
                         60284 Frankfurt/Main
                         GERMANY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GHANA                    Barclays Bank of Ghana Limited                  Barclays Bank of Ghana Limited
                         Barclays House, High Street                     Accra
                         Accra
                         GHANA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GREECE                   HSBC Bank plc                                   J.P. Morgan AG
                         Messogion 109-111                               Frankfurt
                         11526 Athens
                         GREECE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
HONG KONG                The Hongkong and Shanghai Banking               JPMorgan Chase Bank
                         Corporation Limited                             Hong Kong
                         36th Floor, Sun Hung Kai Centre
                         30 Harbour Road
                         Wan Chai
                         HONG KONG
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
HUNGARY                  Citibank Rt.                                    ING Bank Rt.
                         Szabadsag ter 7-9                               Budapest
                         H-1051 Budapest V
                         HUNGARY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ICELAND                  Islandsbanki-FBA                                Islandsbanki-FBA
                         Kirkjusandur 2                                  Reykjavik
                         155 Reykjavik
                         ICELAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
INDIA                    The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         Sudam Kalu Ahire Marg,                          Mumbai
                         Worli Mumbai 400 030
                         INDIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         Standard Chartered Bank                         Standard Chartered Bank
                         23-25 Mahatma Ghandi Road                       Mumbai
                         Mumbai 400 001
                         INDIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
INDONESIA                The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         World Trade Center 4th Floor                    Jakarta
                         Jalan Jendral Sudirman Kav. 29-31
                         Jakarta 12920
                         INDONESIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
IRELAND                  Bank of Ireland                                 J.P. Morgan AG
                         International Financial Services Centre         Frankfurt
                         1 Harbourmaster Place
                         Dublin 1
                         IRELAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ISRAEL                   Bank Leumi le-Israel B.M.                       Bank Leumi le-Israel B.M.
                         35, Yehuda Halevi Street                        Tel Aviv
                         61000 Tel Aviv
                         ISRAEL
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ITALY                    Banca Intesa Spa                                J.P. Morgan AG
                         6, Piazza della Scala                           Frankfurt
                         20121 Milan
                         ITALY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
IVORY COAST              Societe Generale de Banques en Cote d'Ivoire    Societe Generale
                         5 et 7, Avenue J. Anoma - 01 B.P. 1355          Paris
                         Abidjan 01
                         IVORY COAST
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*JAMAICA*                FirstCaribbean International Securities         FirstCaribbean International Securities
                         Limited                                         Limited
                         23-27 Knutsford Blvd.                           Kingston
                         Kingston 10
                         JAMAICA
------------------------ ----------------------------------------------- ------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
JAPAN                    Mizuho Corporate Bank, Limited                  JPMorgan Chase Bank
                         6-7 Nihonbashi-Kabutocho                        Tokyo
                         Chuo-Ku
                         Tokyo 103
                         JAPAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         The Bank of Tokyo-Mitsubishi, Limited           JPMorgan Chase Bank
                         3-2 Nihombashi Hongkucho 1-chome                Tokyo
                         Chuo-ku
                         Tokyo 103
                         JAPAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
JORDAN                   Arab Bank Plc                                   Arab Bank Plc
                         P O Box 950544-5                                Amman
                         Amman
                         Shmeisani
                         JORDAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
KAZAKHSTAN               SB JSC HSBC Bank Kazakhstan                     SB JSC HSBC Bank Kazakhstan
                         43 Dostyk Avenue                                Almaty
                         480100 Almaty
                         KAZAKHSTAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
KENYA                    Barclays Bank of Kenya Limited                  Barclays Bank of Kenya Limited
                         c/o Barclaytrust Investment Services &          Nairobi
                         Limited
                         Mezzanine 3, Barclays Plaza, Loita Street
                         Nairobi
                         KENYA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LATVIA                   Hansabanka                                      Hansabanka
                         Kalku iela 26                                   Riga
                         Riga, LV 1050
                         LATVIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LEBANON                  HSBC Bank Middle East Limited                   JPMorgan Chase Bank
                         HSBC Main Building                              New York
                         Riad El Solh, P.O. Box 11-1380
                         1107-2080 Beirut
                         LEBANON
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LITHUANIA                Vilniaus Bankas AB                              Vilniaus Bankas AB
                         12 Gedimino pr.                                 Vilnius
                         LT 2600 Vilnius
                         LITHUANIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LUXEMBOURG               Banque Generale du Luxembourg S.A.              J.P. Morgan AG
                         50 Avenue J.F. Kennedy                          Frankfurt
                         L-2951
                         LUXEMBOURG
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MALAYSIA                 HSBC Bank Malaysia Berhad                       HSBC Bank Malaysia Berhad
                         2 Leboh Ampang                                  Kuala Lumpur
                         50100 Kuala Lumpur
                         MALAYSIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MALTA                    HSBC Bank Malta p.l.c.                          HSBC Bank Malta p.l.c.
                         233 Republic Street                             Valletta
                         Valletta VLT 05
                         MALTA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MAURITIUS                The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         5/F Les Cascades Building                       Port Louis
                         Edith Cavell Street
                         Port Louis
                         MAURITIUS
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MEXICO                   Banco Nacional de Mexico, S.A.                  BBVA Bancomer, S.A.
                         Act. Roberto Medellin No. 800 3er Piso Norte    Mexico, D.F.
                         Colonia Santa Fe
                         01210 Mexico, D.F.
                         MEXICO
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MOROCCO                  Banque Commerciale du Maroc S.A.                Banque Commerciale du Maroc S.A.
                         2 Boulevard Moulay Youssef                      Casablanca
                         Casablanca 20000
                         MOROCCO
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NAMIBIA                  Standard Bank Namibia Limited                   Standard Bank of Namibia Limited
                         Mutual Platz                                    Windhoek
                         Cnr. Stroebel and Post Streets
                         P.O.Box 3327
                         Windhoek
                         NAMIBIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NETHERLANDS              KAS Bank N.V.                                   J.P. Morgan AG
                         Spuistraat 172                                  Frankfurt
                         1012 VT Amsterdam
                         NETHERLANDS
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NEW ZEALAND              National Australia Bank Limited                 Westpac Banking Corporation
                         National Nominees Limited                       Wellington
                         Level 2 BNZ Tower
                         125 Queen Street
                         Auckland
                         NEW ZEALAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*NIGERIA*                Stanbic Bank Nigeria Limited                    The Standard Bank of South Africa Limited
                         Plot 688                                        Johannesburg
                         Amodu Tijani Street
                         Victoria Island
                         Lagos
                         NIGERIA
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NORWAY                   DnB NOR Bank ASA                                Nordea Bank Norge ASA
                         Stranden 21                                     Oslo
                         PO Box 1171 Sentrum
                         N-0107 Oslo
                         NORWAY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
OMAN                     HSBC Bank Middle East Limited                   Oman Arab Bank
                         Bait Al Falaj Main Office                       Muscat
                         Ruwi, Muscat PC 112
                         OMAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PAKISTAN                 Citibank, N.A.                                  Citibank, N.A.
                         AWT Plaza                                       Karachi
                         I.I. Chundrigar Road
                         Karachi 74200
                         PAKISTAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         Deutsche Bank AG                                Deutsche Bank AG
                         Unitowers                                       Karachi
                         I.I. Chundrigar Road
                         Karachi 74200
                         PAKISTAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         Standard Chartered Bank                         Standard Chartered Bank
                         Box 4896                                        Karachi
                         Ismail Ibrahim Chundrigar Road
                         Karachi 74000
                         PAKISTAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PERU                     Citibank del Peru S.A.                          Banco de Credito del Peru
                         Camino Real 457                                 Lima
                         Torre Real - 5th Floor
                         San Isidro, Lima 27
                         PERU
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PHILIPPINES              The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         30/F Discovery Suites                           Manila
                         25 ADB Avenue
                         Ortigas Center
                         Pasig City, Manila
                         PHILIPPINES
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
POLAND                   Bank Handlowy w. Warszawie S.A.                 Bank Rozwoju Eksportu S.A.
                         ul. Senatorska 16                               Warsaw
                         00-923 Warsaw 55
                         POLAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PORTUGAL                 Banco Espirito Santo, S.A                       J.P. Morgan AG
                         7th floor                                       Frankfurt
                         Rua Castilho, 26
                         1250-069 Lisbon
                         PORTUGAL
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ROMANIA                  ING Bank N.V.                                   ING Bank N.V.
                         13-15 Kiseleff Avenue                           Bucharest
                         71268 Bucharest 1
                         ROMANIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*RUSSIA*                 J.P. Morgan Bank International**                JPMorgan Chase Bank
                         (Limited Liability Company)                     New York
                         Building 2/1, 8th floor                         A/C JPMorgan Chase Bank London (USD NOSTRO
                         Paveletskaya Square                             Account)
                         113054 Moscow
                         RUSSIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         ING Bank (Eurasia) ZAO                          JPMorgan Chase Bank
                         (Closed Joint Stock Company)                    New York
                         31 Krasnaya Presnya                             A/C JPMorgan Chase Bank London (USD NOSTRO
                         123022 Moscow                                   Account)
                         RUSSIA
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SINGAPORE                Standard Chartered Bank                         Oversea-Chinese Banking Corporation
                         3/F, 6 Battery Road                             Singapore
                         049909
                         SINGAPORE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SLOVAK REPUBLIC          HVB Bank Slovakia a.s.                          Vseobecno Uverova Banka S.A.
                         Mostova 6                                       Bratislava
                         SK-814 16 Bratislava
                         SLOVAK REPUBLIC
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SLOVENIA                 Bank Austria Creditanstalt d.d. Ljubljana       Bank Austria Creditanstalt d.d. Ljubljana
                         Wolfova 1                                       Ljubljana
                         SI-1000 Ljubljana
                         SLOVENIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SOUTH AFRICA             The Standard Bank of South Africa Limited       The Standard Bank of South Africa Limited
                         Standard Bank Centre                            Johannesburg
                         1st Floor
                         5 Simmonds Street
                         Johannesburg 2001
                         SOUTH AFRICA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SOUTH KOREA              Standard Chartered Bank                         Standard Chartered Bank
                         22/F, Seoul Finance Centre Building             Seoul
                         84 Taepyeongno 1-ga, Jung gu
                         Seoul 100-101
                         SOUTH KOREA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SPAIN                    Santander Central Hispano Investment, S.A.      J.P. Morgan AG
                         Edificio 4 Planta 2                             Frankfurt
                         Carretera de Barcelona km 11,700
                         28022 Madrid
                         SPAIN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SRI LANKA                The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         24 Sir Baron Jayatillaka Mawatha                Colombo
                         Colombo 1
                         SRI LANKA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SWEDEN                   Skandinaviska Enskilda Banken                   Svenska Handelsbanken
                         Sergels Torg 2                                  Stockholm
                         SE-106 40 Stockholm
                         SWEDEN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SWITZERLAND              UBS AG                                          UBS AG
                         45 Bahnhofstrasse                               Zurich
                         8021 Zurich
                         SWITZERLAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TAIWAN                   JPMorgan Chase Bank**                           JPMorgan Chase Bank
                         8th Floor, Cathay Xin Yi Trading Building       Taipei
                         No. 108, Section 5, Hsin  Yi Road
                         Taipei 110
                         TAIWAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
THAILAND                 Standard Chartered Bank                         Standard Chartered Bank
                         14th Floor, Zone B                              Bangkok
                         Sathorn Nakorn Tower
                         100 North Sathorn Road Bangrak
                         Bangkok 10500
                         THAILAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TUNISIA                  Banque Internationale Arabe de Tunisie, S.A.    Banque Internationale Arabe de Tunisie, S.A.
                         70-72 Avenue Habib Bourguiba                    Tunis
                         P.O. Box 520
                         1080 Tunis Cedex
                         TUNISIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TURKEY                   Citibank A.S.                                   JPMorgan Chase Bank
                         Turkiye Main Branch                             Istanbul
                         Buyukdere Cad. No:100
                         80280 Esentepe
                         Istanbul
                         TURKEY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*UKRAINE*                ING Bank Ukraine                                JPMorgan Chase Bank
                         28 Kominterna Street                            New York
                         5th Floor                                       A/C JPMorgan Chase Bank London (USD NOSTRO
                         Kiev, 252032                                    Account)
                         UKRAINE
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.A.E.                   HSBC Bank Middle East Limited                   The National Bank of Abu Dhabi
                         P.O. Box 66                                     Abu Dhabi
                         Dubai
                         UNITED ARAB EMIRATES
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.K.                     JPMorgan Chase Bank** National Westminster Bank Crosby
                         Court London Ground Floor 38 Bishopsgate
                         London EC2N 4AJ
                                 UNITED KINGDOM
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         Bank One, N.A.                                  Varies by currency
                         The Depository and Clearing Centre
                         1 Triton Square
                         London NW1 3FN
                                 UNITED KINGDOM
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
URUGUAY                  BankBoston, N.A.                                BankBoston, N.A
                         Zabala 1463                                     Montevideo.
                         Montevideo
                         URUGUAY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.S.A.                   JPMorgan Chase Bank** JPMorgan Chase Bank 4 New York
                         Plaza New York New York
                         NY 10004
                         U.S.A.
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
VENEZUELA                Citibank, N.A.                                  Citibank, N.A.
                         Centro Comercial El Recreo                      Caracas
                         Torre Norte, Piso 20
                         Avda. Casanora, Sabana Grande
                         Caracas 1050 D.C.
                         VENEZUELA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
VIETNAM                  The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         75 Pham Hong Thai, District 1                   Ho Chi Minh City
                         Ho Chi Minh City
                         VIETNAM
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ZAMBIA                   Barclays Bank of Zambia Limited                 Barclays Bank of Zambia Limited
                         Kafue House, Cairo Road                         Lusaka
                         Lusaka
                         ZAMBIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ZIMBABWE                 Barclays Bank of Zimbabwe Limited               Barclays Bank of Zimbabwe Limited
                         2nd Floor, 3 Anchor House                       Harare
                         Jason Mayo Avenue
                         Harare
                         ZIMBABWE
------------------------ ----------------------------------------------- ------------------------------------------------

For period ending  09/30/2004
Series Number:  1

72DD. 1. Total income dividends for which record date passed during the period. (000's omitted)
         Investor Class                 18,728
         2. Dividends for a second
         class of open-end company shares (000's omitted)
         Advisor Class                  1,363
         Institutional Class            2,160
         A Class                          187
         B Class                           11
         C Class                           25
         R Class                            -

73A. Payments per share outstanding during the entire current period: 1. Dividends from net investment income
          Investor Class            0.0662
2.       Dividends for a second class of open-end company shares Advisor Class
         0.0562
         Institutional Class        0.0739
         A Class                    0.0562
         B Class                    0.0271
         C Class                    0.0271

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class            284,995
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Advisor Class              27,824
         Institutional Class        29,821
         A Class                     4,030
         B Class                       470
         C Class                     1,070
         R Class                         -

77V.     1. Net asset value per share (to nearest cent)
         Investor Class              $7.81
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Advisor Class               $7.81
         Institutional Class         $7.82
         A Class                     $7.82
         B Class                     $7.83
         C Class                     $7.79
         R Class                         -

For period ending 9/30/2004
Series Number: 2

72DD. 1. Total income dividends for which record date passed during the period. (000's omitted)
         Investor Class                 35,577
        2. Dividends for a second
         class of open-end company shares (000's omitted)
         Advisor Class                   7,023
         Institutional Class             2,795
         C Class                           451
         R Class                            11

73A. Payments per share outstanding during the entire current period: 3. Dividends from net investment income
          Investor Class            0.1158
4.       Dividends for a second class of open-end company shares
         Advisor Class              0.1056
         Institutional Class        0.1238
         C Class                    0.0759
         R Class                    0.0961

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class            326,674
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Advisor Class              77,353
         Institutional Class        23,654
         C Class                     6,343
         R Class                       198

77V.     1. Net asset value per share (to nearest cent)
         Investor Class              $8.02
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Advisor Class              $8.03
         Institutional Class        $8.03
         C Class                    $8.03
         R Class                    $8.01


For period ending 9/30/2004
Series Number: 3

72DD. 1. Total income dividends for which record date passed during the period. (000's omitted)
         Investor Class             3,066
        2. Dividends for a second
         class of open-end company shares (000's omitted)
         Advisor Class                674
         Institutional Class          729

73A. Payments per share outstanding during the entire current period: 3. Dividends from net investment income
          Investor Class            0.1827
6.       Dividends for a second class of open-end company shares
         Advisor Class              0.1550
         Institutional Class        0.2044

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class             17,674
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Advisor Class              4,872
         Institutional Class        3,950

77V.     1. Net asset value per share (to nearest cent)
         Investor Class            $23.62
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Advisor Class             $23.64
         Institutional Class       $23.63

For period ending 9/30/2004
Series Number:  4

72DD. 1. Total income dividends for which record date passed during the period. (000's omitted)
         Investor Class              710
        2. Dividends for a second
         class of open-end company shares (000's omitted)
         Advisor Class                 20
         Institutional Clas s         215
         C Class                        -

73A. Payments per share outstanding during the entire current period: 7. Dividends from net investment income
          Investor Class            0.0064
8.       Dividends for a second class of open-end company shares
         Advisor Class              0.0004
         Institutional Class        0.0112
         C Class                         -

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class          113,667
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Advisor Class            51,949
         Institutional Class      21,512
         C Class                     378

77V.     1. Net asset value per share (to nearest cent)
         Investor Class            $9.93
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Advisor Class            $9.93
         Institutional Class      $9.95
         C Class                  $9.74


For period ending 9/30/2004
Series Number:  6

72DD. 1. Total income dividends for which record date passed during the period. (000's omitted)
         Investor Class             3,151
         2. Dividends for a second class of open-end company shares
         (000's omitted)
         Advisor Class                291
         Institutional Class        2,064
         A Class                      894
         B Class                       27
         C Class                       55
         R Class                        9

73A. Payments per share outstanding during the entire current period: 9. Dividends from net investment income
          Investor Class            0.0495
10.      Dividends for a second class of open-end company shares
         Advisor Class              0.0421
         Institutional Class        0.0553
         A Class                    0.0421
         B Class                    0.0199
         C Class                    0.0199
         R Class                    0.0345

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class             69,389
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Advisor Class               8,610
         Institutional Class        44,407
         A Class                    24,475
         B Class                     1,555
         C Class                     3,111
         R Class                       261

77V.     1. Net asset value per share (to nearest cent)
         Investor Class               $5.97
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Advisor Class                $5.97
         Institutional Class          $5.97
         A Class                      $5.97
         B Class                      $5.98
         C Class                      $5.97
         R Class                      $5.97